UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 28, 2005

TLC Vision Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New Brunswick	0-29302	980151150
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5280 Solar Drive, Suite 100, Mississauga, Ontario		L4W 5M8
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(905) 602-2020

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On January 28, 2005, the Company issued a press release announcing that Jim Wachtman, President and CEO, will present at the UBS Global Health Services Conference on Monday, February 14, 2005 at the Plaza Hotel in New York City to review the Company's performance and growth strategy. The presentation will be webcast live and can be accessed at www.tlcv.com. A copy of the press release is attached hereto as an exhibit.

Item 9.01. Financial Statements and Exhibits.

Press Release, dated January 28, 2005, announcing TLCVision to present at the UBS 2005 Global Health Services Conference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLC Vision Corporation

January 31, 2005	By:	Steven P. Rasche

Name: Steven P. Rasche
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99..1	8-K Press Release January 28, 2005 TLCVision to Present at UBS 2005 Conference